UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT
TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

_____________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

1

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

2

KAMAN CORPORATION
1332 Blue Hills Avenue
Bloomfield, Connecticut 06002

April 11, 2006

Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of holders of Kaman Corporation Common Stock, scheduled to be held on April 18, 2006. Your Board of Directors has unanimously recommended that shareholders vote FOR Proposal 1 and 2, and AGAINST Proposal 3.

Your vote is important, no matter how many or how few shares you may own. To ensure that your vote is represented at the Meeting, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

Paul R. Kuhn
Chairman, President and
Chief Executive Officer

TIME IS SHORT, AND YOUR VOTE IMPORTANT!
Please vote your shares by telephone, or via the Internet
following the easy instructions on the enclosed card.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

This Proxy, when properly executed, will be voted in the manner you have directed. If you return a signed proxy with no direction given, it will be voted in accordance with the Board of Directors’ recommendations. The Board of Directors recommends a vote “FOR” PROPOSALS 1 AND 2 AND “AGAINST” PROPOSAL 3.
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
Please mark your votes as indicated in this example	☒

PROPOSAL 1 Election of three (3)	FOR	AUTHORITY WITHHELD			FOR	AGAINST	ABSTAIN
Class 1 Directors 01 Robert Alvine 02 E. Reeves Callaway III	☐	☐	PROPOSAL 3	Shareholder proposal regarding election of directors.	☐	☐	☐
03 Karen M. Garrison

To act in their discretion upon any other business which may
Withheld for the nominees you list below: (Write that	properly come before the meeting or any adjournment thereof.
nominee’s name in the space provided below.)

________________________________________
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PROPOSAL 2	Ratification of selection of KPMG LLP as independent registered public accounting firm for the Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	__________________	Signature	__________________	Title(s)	__________________	Date	___________, 2006
NOTE: Please sign exactly as name(s) appear hereon. If more than one owner, each must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such

Ù  FOLD AND DETACH HERE  Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/kamn Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

KAMAN CORPORATION

PROXY FOR COMMON STOCK IS SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Kaman Corporation Common Stock hereby appoints Paul R. Kuhn and Robert M. Garneau, or either of them with full power of substitution, as attorneys and proxies for and in the name of the undersigned to vote all the shares of the Common Stock of Kaman Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, April 18, 2006, beginning at 11:00 a.m., local time, at the company, 1332 Blue Hills Avenue, Bloomfield, Connecticut, and at any adjournments or postponements thereof, as directed on this card on the matters set forth on the reverse side hereof, all as described in the accompanying Proxy Statement and in their discretion, on all other matters that may properly come before such Annual Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein. If the proxy is signed and returned but no direction is given, then the proxy will be voted “FOR” approval of each of Proposals 1 and 2 and “AGAINST” Proposal 3 and in the discretion of the proxies on any other matters as may properly come before the Annual Meeting.

The Kaman Corporation Board of Directors recommends a vote “FOR” Proposals 1 and 2 and “AGAINST” Proposal 3.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù  FOLD AND DETACH HERE  Ù

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.